Prospectus September 19, 2011 As Amended May 4, 2012 and May 9, 2012

COMMAND PERFORMANCETM

Laudus Mondrian Global Fixed Income Fund	LMGDX

Investment Adviser

Charles Schwab Investment Management, Inc.

Subadviser

Mondrian Investment Partners Limited

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Shareholder Services

1.866.824.5615 Registered Investment Professionals

1.800.447.3332 Retail Investors

www.laudus.com

Laudus Mondrian Global Fixed Income Fund

Laudus Mondrian Global Fixed Income Fund

Ticker Symbol:    LMGDX

Investment objective

The fund seeks long-term total return consistent with its value-oriented investment approach.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.68
Distribution (12b-1) fees	None
Other expenses[1]	0.35

Total annual fund operating expenses	1.03
Less expense reduction	(0.18)

Total annual fund operating expenses after expense reduction[2]	0.85

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]

The investment adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the fund to 0.85 for at least 2 years from the date the fund commences operations. During this term, the agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to the investment adviser during the next two fiscal years to the extent that the repayment will not cause the fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year. The investment adviser may, but is not required to, extend the agreement for additional years. For the period 7/11/12 through 1/10/13, the investment adviser has agreed to waive the funds net operating expenses to 0.00% (excluding interest, taxes, and certain non-routine expenses).

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year figure is based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years
$87	$291

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. The fund is new and therefore does not have a historical portfolio turnover rate.

Principal investment strategies

The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation. The fund is a global fund that invests in issuers located throughout the world, including in emerging countries. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the euro. The fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions of developed and emerging countries and of companies located within such countries. The fund may invest up to 10% of its net assets (determined at time of purchase) in fixed income securities rated below investment grade (sometimes called junk bonds), including government securities as discussed below. It is anticipated that no more than 25% of the fund’s net assets (determined at time of purchase) will be invested in corporate debt obligations under normal circumstances.

The fund may invest up to 40% of its net assets (determined at time of purchase) in securities denominated in the currencies of emerging countries. The fund may invest up to 50% of its net assets (determined at time of purchase) in securities denominated in

Laudus Mondrian Global Fixed Income Fund	1

U.S. dollars. The fund is considered “non-diversified”, which means that it may invest in the securities of relatively few issuers.

Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy.

The subadviser’s approach in selecting investments for the fund is oriented to country selection and is value driven. In selecting instruments for the fund, the subadviser identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The subadviser conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which looks at today’s yield in each market and subtracts from it forecasted inflation for the next 1 to 2 years to identify value as a forward looking potential real yield. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation or even a zero allocation. The subadviser employs a discounted income stream methodology to attempt to isolate value across country boundaries. This approach focuses on future income and discounts the value of these payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The fund may invest in fixed income instruments with zero, variable, stepped or index-linked coupon bonds, and in the debt securities of supranational entities denominated in any currency. The fund also may invest in securities issued by the U.S. Government or its agencies and instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac.

The fund may actively carry on hedging activities, and may utilize a wide range of derivative instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities. This hedging may be in the form of cross hedging. Hedging and cross hedging may be used to identify value opportunities in the currency markets. The fund may also use derivatives as a substitute for taking a position in the underlying asset. The fund may lend its securities to certain financial institutions to earn additional income.

It is anticipated that the average weighted maturity of the fund will be in the 5- to 10-year range. If the subadviser anticipates a declining interest rate environment, the average weighted maturity may be extended beyond 10 years. Conversely, if the subadviser anticipates a rising rate environment, the average weighted maturity may be shortened to less than 5 years.

The fund may buy and sell portfolio securities actively. As a result, the fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management risk. As with all actively managed funds, the strategies of the fund’s subadviser may not achieve their desired results. Poor bond selection or a focus on a particular region may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Non-diversification risk. The fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities of a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Interest rate risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment grade (junk bonds) involve greater risk of price declines than investment grade securities due to actual or perceived changes in the issuer’s creditworthiness.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Foreign investment risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

2	Laudus Mondrian Global Fixed Income Fund

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

Currency risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies may involve risks that those currencies will decline in value relative to the U.S. dollar.

Derivatives risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

High yield risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Leverage risks. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities.

Liquidity risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance

Because the fund is new, no performance figures are given. This information will appear in a future version of the fund’s prospectus. Once available, the fund’s performance will be posted on the fund’s website www.laudus.com/prospectus.

Investment adviser

Charles Schwab Investment Management, Inc.

Subadviser

Mondrian Investment Partners Limited

Portfolio managers

Christopher Moth, Director and Chief Investment Officer for Global Fixed Income and Currency of the subadviser, has been a portfolio manager of the fund since its inception.

David Wakefield (CFA), Senior Portfolio Manager Global Fixed Income Team of the subadviser, has been a portfolio manager of the fund since its inception.

Joanna Bates (CFA), Senior Portfolio Manager Global Fixed Income Team of the subadviser, has been a portfolio manager of the fund since its inception.

Purchase and sale of fund shares

The fund is open for business each day that the New York Stock Exchange is open. The minimum initial investment is $100 and there is no subsequent investment minimum. The minimum may be waived for certain investors or in the fund’s sole discretion.

You may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Investors must contact the transfer agent by phone or in writing to obtain an account application. Investors may contact the transfer agent:

—	by telephone at 1-800-447-3332; or

—	by mail in writing at Boston Financial Data Services, Attn: Laudus Funds, P.O. Box 8032, Boston, MA 02266.

When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Tax information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Laudus Mondrian Global Fixed Income Fund	3

Fund details

Investment objectives, strategies and risks

The following is a description of the investment objectives, investment strategies and principal risks of the fund. Except as explicitly described otherwise, the investment objective and policies of the fund may be changed without shareholder approval.

Laudus Mondrian Global Fixed Income Fund

Investment objective

The fund seeks long-term total return consistent with its value-oriented investment approach.

The fund’s investment objective is not fundamental, and therefore, may be changed by the fund’s Board of Trustees without shareholder approval.

Investment strategies

The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation. The fund is a global fund that invests in issuers located throughout the world, including in emerging countries. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the euro. The fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions of developed and emerging countries and of companies located within such countries. The fund may invest up to 10% of its net assets (determined at time of purchase) in fixed-income securities rated below investment grade (sometimes called junk bonds), including government securities as discussed below. The fund may invest up to 40% of its net assets (determined at time of purchase) in securities denominated in the currencies of emerging countries. The fund considers an “emerging country” to be any country except those in either the Citigroup Non-U.S. Dollar World Government Bond Index or the JP Morgan Government Bond Index Broad. A representative list of the emerging countries where the fund may invest includes but is not limited to: Argentina, Botswana, Brazil, Chile, China, Colombia, Croatia, The Czech Republic, Egypt, Estonia, Ghana, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. As markets in other emerging countries develop, the subadviser expects to expand the selection of emerging countries in which the fund invests. The fund may invest up to 50% of its net assets (determined at the time of purchase) in securities denominated in U.S. dollars. It is anticipated that no more than 25% of the fund’s net assets (determined at time of purchase) will be invested in corporate debt obligations under normal circumstances.

The fund is considered “non-diversified”, which means that it may invest in the securities of relatively few issuers.

Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy.

The subadviser’s approach in selecting investments for the fund is oriented to country selection and is value driven. In selecting instruments for the fund, the subadviser identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The subadviser conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which looks at today’s yield in each market and subtracts from it forecasted inflation for the next 1 to 2 years to identify value as a forward looking potential real yield. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation or even a zero allocation. The subadviser employs a discounted income stream methodology to attempt to isolate value across country boundaries. This approach focuses on future income and discounts the value of these payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The fund may invest in fixed income instruments with zero, variable, stepped or index-linked coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. For increased safety, the fund currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

4	Fund details

With respect to U.S. Government securities, the fund may invest in securities guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States, such as Ginnie Mae. The fund also may invest in securities issued by the U.S. Government or its agencies and instrumentalities, such as Fannie Mae and Freddie Mac.

Currency considerations carry a special risk for a portfolio of international securities. The subadviser uses a purchasing power parity approach to evaluate currency risk. In this regard, the fund may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities. This hedging may be in the form of cross hedging where currency is the U.S. dollar. Hedging and cross hedging may be used to identify value opportunities in the currency markets.

It is anticipated that the average weighted maturity of the fund will be in the 5- to 10-year range. If the subadviser anticipates a declining interest rate environment, the average weighted maturity may be extended beyond 10 years. Conversely, if the subadviser anticipates a rising rate environment, the average weighted maturity may be shortened to less than 5 years.

The fund may use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. For example, the fund may use derivatives to take active, unhedged positions in foreign currencies where the subadviser believes that currency markets may offer better risk-reward opportunities than traditional bonds denominated in such currencies. The fund may use derivatives such as non-deliverable forward exchange contracts as a substitute for taking a position in the underlying asset. The fund may lend its securities to certain financial institutions to earn additional income.

The fund may buy and sell portfolio securities actively. As a result, the fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions. The turnover rate may also be affected by cash requirements from redemptions of the fund’s shares.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

The fund is subject to risks, any of which could cause an investor to lose money.

Market risk. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management risk. As with all actively managed funds, the strategies of the fund’s subadviser may not achieve their desired results. The subadviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. These risks may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Non-Diversification risk. The fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities in a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Debt securities risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer’s ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The fund’s use of mortgage dollar rolls could cause the fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio

Fund details	5

investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

U.S. Government securities credit risk. The fund may invest in securities which are guaranteed by the full faith and credit of the U.S. Government. The fund may also invest in securities that are not guaranteed or insured by the U.S. Government. Issuers of securities such as Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the Federal Home Loan Bank (FHLB) are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign investment risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Sovereign debt risk. Foreign government securities can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the

6	Fund details

fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a principal’s failure, inability or refusal to perform with respect to such contracts.

Derivatives risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund may also use non-deliverable forwards, which are cash-settled contracts on thinly traded or non-convertible foreign currencies. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Leverage risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund also will receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Portfolio holdings

The fund may make various types of portfolio securities information available to shareholders. The fund generally posts a detailed list of the securities held by the fund at www.laudus.com/prospectus (under “Portfolio Holdings”), as of the most recent calendar quarter-end. This list is generally updated approximately 30 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The fund also posts in the “Analysis & Commentary” section of the website fund fact sheets containing certain summary portfolio attributes, including top ten holdings, approximately 20-30 days after the end of the calendar quarter. The Trust may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the fund. Further, information regarding the fund’s policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the fund at 1-800-447-3332.

Fund details	7

Performance information on the subadviser’s other accounts

Performance information for the subadviser’s other global fixed income accounts

The subadviser also serves as adviser to other global fixed-income accounts (Other Global Fixed Income Accounts) that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Global Fixed Income Fund. The information below does not represent the historical performance of the Laudus Mondrian Global Fixed Income Fund and should not be considered a prediction of its future performance. The performance of the Laudus Mondrian Global Fixed Income Fund may vary from the performance of the Other Global Fixed Income Accounts. The performance information shown below is based on a composite of all of Mondrian’s accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Global Fixed Income Fund and has been adjusted to give effect to the annualized net expenses of the Laudus Mondrian Global Fixed Income Fund (as set forth in the Annual Fund Operating Expenses table, above). The majority of the Other Global Fixed Income Accounts have not been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If all of the Other Global Fixed Income Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the majority of the Other Global Fixed Income Accounts were not subject to Subchapter M of the Internal Revenue Code. If all of the Other Global Fixed Income Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart and performance table reflect adjustments for the fees and net expenses of the Laudus Mondrian Global Fixed Income Fund.

The bar chart and table below show:

•	Changes in the Other Global Fixed Income Accounts’ performance from year to year over the last ten calendar years; and

•	How the Other Global Fixed Income Accounts’ average annual returns over one year, five years, ten years and since inception compare to those of a broad-based securities market index.

Yearly performance (%)†

Other Global Fixed Income Accounts (Adjusted for Fees and Net Expenses of the Laudus Mondrian Global Fixed Income Fund)

Best quarter: 8.98% Q2 2009

Worst quarter: (5.33%) Q1 2009

Year-to-date performance (non-annualized and pre-tax) of the Other Global Fixed Income Accounts (adjusted for fees and net expenses of the Laudus Mondrian Global Fixed Income Fund) as of 3/31/12: 0.62%

8	Performance information on the subadviser’s other accounts

Performance table

This table shows how the Other Global Fixed Income Accounts’ performance compares with the returns of a broad-based securities market index.

Average annual total returns (for periods ending 12/31/11)[1]
	Past one year		Since inception
Other Global Fixed Income Accounts (adjusted for the fees and net expenses of the Laudus Mondrian Global Fixed Income Fund)	3.81%		8.47%	[2,3]
Blended 80% Developed Government Bond Index and 20% Emerging Market Government Bond Index	5.56%	[4]	7.59%	[3,4]
JPMorgan Global Government Bond Index (unhedged in U.S. dollar terms)	7.22%		7.79%	[3]
JPMorgan Government Bond-Emerging Markets (GBI-EM) Broad Diversified Index	(1.70%	)	7.58%	[3]
Citigroup World Government Bond Index (unhedged in U.S. dollar terms)	6.35%		7.25%	[3]

[1]	All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
[2]	Inception: September 2007
[3]	From: September 2007
[4]

For the period from inception to March 31, 2011, the Developed Government Bond Index was the Citigroup World Government Bond Index and for the period of April 1, 2011 to December 31, 2011 it was the JPMorgan Global Government Bond Index. For the period from inception to December 31, 2011, the Emerging Market Government Bond Index was the JP Morgan GBI-EM Broad Diversified Index.

Performance information on the subadviser’s other accounts	9

Management of the fund

Charles Schwab Investment Management, Inc. (CSIM), 211 Main Street, San Francisco, CA 94105, serves as the fund’s investment adviser. Mondrian Investment Partners Limited (Mondrian), 10 Gresham Street, London EC2V 7JD, serves as subadviser to the fund.

Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Fund, Schwab ETFs and Laudus Fund. As of March 31, 2012, CSIM managed approximately $215 billion in assets.

Mondrian provides investment advisory services to a number of institutional investors. As of March 31, 2012, Mondrian managed approximately $69 billion in assets.

In its capacity as subadviser, Mondrian provides day-to-day portfolio management services to the fund, while, as adviser, CSIM supervises Mondrian and assumes other functions, including managing the fund’s other affairs and business, subject to the supervision of the Board of Trustees.

The fund pays CSIM monthly an advisory fee for these services. The fee paid is based on a percentage of the fund’s average daily net assets. CSIM — and not the fund — pays a portion of the advisory fees it receives to Mondrian in return for its services.

The fund will pay CSIM an advisory fee of 0.68%.

The fund and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the fund to hire, terminate or replace subadvisers without shareholder approval, subject to certain conditions. One of the conditions requires approvals by the Board of Trustees before any hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into a subadvisory agreement with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new subadviser, the investment adviser will furnish shareholders with the required information about the new subadviser.

A discussion regarding the basis for the Board’s approval of the fund’s investment advisory and subadvisory agreement will be available in the fund’s first semi-annual and/or annual report.

CSIM has entered into an expense limitation agreement to waive its management fees and bear certain expenses for at least 2 years from the date the fund commences operations, to limit the total annual operating expenses of the fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to CSIM during the next two fiscal years to the extent that repayment will not cause the fund’s expenses to exceed the limit (as stated in the expense limitation agreement) during the respective year.

Christopher Moth, David Wakefield and Joanna Bates are responsible for the day-to-day management of the Laudus Mondrian Global Fixed Income Fund. Mr. Moth has been with Mondrian since 1992, where he is a Director and Chief Investment Officer for Global Fixed Income and Currency. Mr. Moth also chairs the Global Fixed Income and Currency Committee meetings. Mr. Wakefield has been with Mondrian since 2001, where he is currently a Senior Portfolio Manager for the Global Fixed Income team and is an active member of the Global Fixed Income and Currency Committee. Ms. Bates joined Mondrian’s Fixed Income Team in 1997. She is a senior portfolio manager with a research focus on emerging market currencies and debt. Mr. Wakefield and Ms. Bates are members of the CFA Institute and the CFA Society of the UK.

The Statement of Additional Information (SAI) provides additional information about portfolio manager compensation, other accounts managed, and ownership of securities of the fund.

10	Management of the fund

Investing in the fund

In this section, you will find information on buying, selling and exchanging shares. You may invest directly in the fund by placing orders through the fund’s transfer agent (direct orders). You may invest in the fund through an intermediary by placing orders through your brokerage account with a broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Helpful information on taxes is included as well.

Charles Schwab & Co., Inc. (Schwab) is seeking investors for the fund during an initial offering period. As of the date of this prospectus, Schwab anticipates that this period will begin on June 6, 2012 and end on July 10, 2012, although the period may be extended or otherwise changed. During the initial offering period, orders may only be placed through Schwab. Payment for shares of the fund will not be accepted until the completion of the initial offering period. Orders received after the initial offering period will be calculated at the next share price calculated for the fund.

Investing directly with the fund

Opening an account to place direct orders

You may place direct orders for the fund’s shares. First, you must open an account with the fund through the fund’s transfer agent, Boston Financial Data Services (transfer agent), prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-447-3332. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your account at an intermediary.

Initial and additional direct purchases by wire

Subject to acceptance by the fund, shares of the fund may be purchased by wiring federal funds. Please first contact the fund at 1-800-447-3332 for complete wiring instructions. Notification must be given to the fund at 1-800-447-3332 prior to the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the fund, the distributor and the custodian are all open for business. A completed account application must be faxed to the fund on the day the wire is sent and must also be overnighted to the fund at Boston Financial Data Services, Inc., Attn: Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-800-447-3332 for details.

Initial and additional direct purchases by mail

Subject to acceptance by the fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266. The name of the fund should be specified on the account application. Additional investments may be made at any time by mailing a check (payable to Laudus Trust) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.

Automatic investment program

An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder’s bank account or an account at a broker or other intermediary and invests it in the fund through the use of electronic funds transfers. Investors may commence their participation in this program by making a minimum initial investment that satisfies the minimum investment amount for the fund and may elect to make subsequent investments by transfers of a minimum of $50 into their established fund account. You should contact the Trust for more information about the Laudus Funds Automatic Investment Program.

Investing in the fund	11

Individual retirement accounts

The fund may be used to fund individual retirement accounts (IRAs). A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

Direct redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-447-3332 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The shareholder, not the fund or the transfer agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the transfer agent to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail

You may redeem your fund shares by mail by sending a request letter to the fund’s transfer agent at Boston Financial Data Services, Attn: Laudus Trust, PO Box 8032, Boston, MA 02266. Your redemption request will be processed by the fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures, authorizations and any required signature guarantees, and other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Additional direct redemption information

To protect you, the fund and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-447-3332 for further details.

The fund will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

Systematic withdrawal plan

An owner of $12,000 or more of shares of the fund may elect to have periodic redemptions made from the investor’s account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

Direct exchange privileges

Upon request, and subject to certain limitations, shares of the fund may be exchanged into shares of any other fund of the Trust. In order to exchange your shares to another fund of the Trust, you must satisfy the minimum requirements for a class of shares of the new fund. Direct investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying the exchange privileges, it reserves the right to do so at any time. An exchange of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below. Shareholders should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

12	Investing in the fund

Direct exchanges by telephone

If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the fund’s transfer agent at 1-800-447-3332. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged from and into; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the fund’s transfer agent via telephone.

Direct exchanges by mail

To exchange fund shares by mail, simply send a letter of instruction to the fund’s transfer agent at Boston Financial Data Services, Attn: Laudus Trust, PO Box 8032, Boston, MA 02266. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged from and into; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

The fund reserves the right to suspend or terminate the privilege of exchanging shares of the fund by mail or by telephone at any time.

Investing through a financial intermediary

Placing orders through your intermediary

When you place orders through an intermediary, you are not placing your orders directly with the fund, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of the fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you may not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent.

Other investing information

For purposes of calculating the purchase price of fund shares, a purchase order is received by the Trust on the day that it is in “good order” unless it is rejected by the transfer agent. For a cash purchase order of fund shares to be in “good order” on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. Purchases of the fund’s shares may be made in full or in fractional shares of the fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•	The fund reserves the right to redeem your shares in-kind (i.e., for portfolio securities) in accordance with the fund’s procedures and applicable regulatory requirements.

•	Exchange orders are limited to other funds of the Laudus Trust and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You should read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing in the fund	13

Investments in-kind

Shares of the fund may be purchased in exchange for common stocks or bonds or by a combination of such securities and cash. Purchase of shares of the fund in exchange for securities is subject in each case to CSIM’s and the subadviser’s determination that the securities to be exchanged are acceptable. Securities accepted in exchange for fund shares will be valued as set forth under “Share price” (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for shares of the fund will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the shares of the fund received and the investor’s basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.

The fund will not accept securities in exchange for fund shares unless: (i) CSIM and the subadviser believe the securities are appropriate investments for the fund; (ii) the investor represents and agrees that all securities offered to the fund are not subject to any restrictions upon their sale by the fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the fund’s investment restrictions.

Due to local restrictions, certain emerging markets may not permit in-kind transactions.

Further redemption information

The fund reserves the right to redeem your shares in-kind in accordance with the fund’s procedures and applicable regulatory requirements. If CSIM determines that it would not be in the best interests of the remaining shareholders of the fund to make a redemption payment wholly or partly in cash, such fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by such fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of net asset value of such fund at the beginning of such period. Securities used to redeem fund shares in-kind will be valued in accordance with the fund’s valuation procedures described in this prospectus. Securities distributed by the fund in-kind will be selected by the subadviser, under CSIM’s supervision, in light of the fund’s objective and generally will be a pro rata distribution of each security held in the fund’s portfolio. Investors may incur brokerage charges on the sale of securities received.

The fund may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission (SEC), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the fund to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

Share price

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. The fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by the fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order through your account at an intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, the fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, the fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the fund uses the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, the fund may use the security’s amortized cost, which approximates the security’s market value.

Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.

14	Investing in the fund

Additional policies affecting your investment

Distributor

Shares of the fund are offered on a continuous basis through the Trust’s principal underwriter, ALPS Distributors, Inc. (distributor). The distributor’s principal offices are located at 1290 Broadway, Suite 1100, Denver, Co 80203.

Investment minimums

The following table sets forth basic investment and fee information for the fund.

Minimum initial fund investment*	Subsequent investment	Annual distribution and shareholder service fee
$100	None	None

*	Certain exceptions apply. See below.

Shares of the fund may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase shares of the fund, an investor must make an initial investment of at least $100 in the fund. The minimum may be waived for certain retirement plans and plan participants and for certain investment programs or in the fund’s sole discretion.

The Trustees have authorized the Trust to reimburse, out of the assets of the fund, intermediaries that provide sub-accounting and sub-transfer agency services an amount up to 0.10% of the average daily net assets of the fund on an annual basis.

Shares of the fund may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others. Investors purchasing and redeeming shares of the fund through an intermediary may be charged a transaction-based fee or other fee for the services provided by the intermediary. Each such intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of fund shares. Customers of intermediaries should read this prospectus in light of the terms governing accounts with their particular organization.

Please note that intermediaries may impose additional or different conditions than the fund on purchases, redemptions or exchanges of fund shares, including different initial, subsequent and maintenance investment requirements.

The fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive the fund’s investment minimums.

•	To withdraw or suspend any part of the offering made by this prospectus.

Payments by the investment adviser or its affiliates

The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the fund may pay to those intermediaries The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the fund or its shareholders.

Policy regarding short-term or excessive trading

The fund is intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.

To discourage market timing, the fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the fund’s policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe

Investing in the fund	15

is consistent with interests of the fund’s long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

The fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the fund has requested that service providers to the fund monitor transactional activity in amounts and frequency determined by the fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The fund reserves the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the fund. The fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. The fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair value pricing

The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.

Redemption fee

Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the fund, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the fund. The fund treats shares that have been held the longest as being redeemed first. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund. The fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving fund, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from the fund’s but which the fund, in its discretion, may determine are in the best interests of the fund. While the fund discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

Customer identification and verification and anti-money laundering program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the fund or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

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The fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the fund’s overall obligation to deter money laundering under Federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

A note on mailing procedures: If two or more members of a household own the fund, we may economize on fund expenses by sending only one financial report and prospectus. If you need additional copies or do not want your mailings to be “householded”, please call the Trust at 1-800-447-3332 or write to the Trust.

Distributions and taxes

The fund intends to pay out as dividends substantially all of its net income and any net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). The fund’s policy is to declare and pay distributions of its dividends and interest quarterly, although it may do so less frequently. During the fourth quarter of the year, typically in early November, an estimate of the fund’s year-end distribution, if any, may be made available on the fund’s website: www.laudus.com. The fund’s policy is to distribute any net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations. The amount of any distribution will change and there is no guarantee the fund will declare and pay dividend income or distribute a capital gain.

All dividends and/or distributions will be paid out in the form of additional shares of the fund at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as “undeliverable” or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in that fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that fund at the per share net asset value determined as of the date of cancellation.

The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code) and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by the fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and fund level. The fund will notify its shareholders as to what portion of fund distributions, if any, are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the fund to which the distribution relates. Any gain resulting from the sale or exchange of fund shares generally will be taxable as capital gains. For tax purposes, an exchange of your fund shares for shares of a different fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares for longer.

Investing in the fund	17

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2012.

The fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions. If more than 50% of the fund’s assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for the fund, the fund’s transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, and wash sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund’s use of such transactions may result in the fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in the fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the fund in light of each shareholder’s particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

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Notes

Notes

Notes

COMMAND PERFORMANCETM

For More Information About the Fund:

Statement of Additional Information (SAI):

The SAI provides additional information about the fund. It is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Annual and Semi-Annual Reports:

Additional information about the fund’s investments will be available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the fund’s performance during the last fiscal year.

You may review and copy, for a fee, the Trust’s Annual and Semi-Annual Reports, when available, and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-1520, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission’s Public Reference Room can be obtained by calling 1-202-551-8090. You may obtain reports and other information about the fund for free from the EDGAR database on the Commission’s website at http://www.sec.gov.

You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports, when available, on the fund’s website at www.laudus.com/prospectus. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the fund or make shareholder inquiries, you may contact the fund at:

Laudus Trust

P.O. Box 8032

Boston, Massachusetts 02266

1.866.824.5615 Registered Investment Professionals

1.800.447.3332 Retail Investors

LAUDUS TRUST

Investment Company Act File No. 811-5547

REG63900FLT-02 (5/2012)